Exhibit 8.1

PRINCIPAL SUBSIDIARIES AND VIE OF THE REGISTRANT

Entity	Jurisdiction	Ownership

WiMi Hologram Cloud Limited(“WiMi HK”)	Hong Kong	100% owned by WiMi Cayman

Beijing Hologram WiMi Cloud Network Technology Co., Ltd. (“WiMi WFOE”)	People’s Republic of China	100% owned by WiMi HK

Beijing WiMi Cloud Software Co., Ltd. (Beijing WiMi)	People’s Republic of China	VIE of WiMi WFOE

Shenzhen Yidian Network Technology Co., Ltd. (“Shenzhen Yidian”)	People’s Republic of China	100% owned by Beijing WiMi

Shenzhen Duodian Cloud Technology Co., Ltd. (“Shenzhen Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Korgas Duodian Network Technology Co., Ltd. (“Korgas Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Kashi Duodian Network Technology Co., Ltd. (“Kashi Duodian”)	People’s Republic of China	Disposed on May 31, 2025

Shenzhen Zhiyun Image Technology Co., Ltd. (“Shenzhen Zhiyun”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Shiyunyanxi Technology Co., Ltd. (“Shenzhen Shiyun”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Yunzhan Image Technology Co., Ltd. (“Shenzhen Yunzhan”)	People’s Republic of China	100% owned by Shenzhen Yidian

Micro Beauty Lightspeed Investment Management HK Limited (“Micro Beauty”)	Hong Kong	100% owned by Beijing WiMi

Skystar Development Co., Ltd (“Skystar”)	Republic of Seychelles	100% owned by Micro Beauty

Viru Technology Limited (“Viru”)	Hong Kong	55% owned by Wimi HK

Shenzhen Weiruntong Technology Co., Ltd. (“Shenzhen Weiruntong”)	People’s Republic of China	100% owned by Viru

VIDA Semicon Co., Limited (“VIDA”)	Hong Kong	53% owned by WiMi HK

Weeto Investment PTE. Ltd (“Weeto”)	Singapore	100% owned by Wimi Cayman

Lixin Technology Co., Ltd. (“Lixin Technology”)	People’s Republic of China	100% owned by WiMi Cayman

Hainan Lixin Technology Co., Ltd. (“Hainan Lixin”)	People’s Republic of China	100% owned by Lixin Technology

Tianjin Zhongzhengdaohe Investment Co., Ltd. (“TJ Zhongzheng”)	People’s Republic of China	100% owned by WiMi Cayman

jShenzhen Hedaozhongshu Technology Co., Ltd. (“Shenzhen Hedao”)	People’s Republic of China	100% owned by TJ Zhongzheng

MicoAlgo Inc. (“MicroAlgo”)	Cayman Islands	51.2% owned by Wimi Cayman

VIYI Algorithm Inc. (“VIYI”), previously known as VIYI Technology Inc.	Cayman Islands	86.5% owned by WiMi Cayman before March 26, 2021; 73% owned by WiMi Cayman after March 26, 2021;100% owned by MicroAlgo after December 9, 2022

VIYI Technology Ltd. (“VIYI Ltd”)	Hong Kong	100% owned by VIYI

Shenzhen Weiyixin Technology Co., Ltd. (“Shenzhen Weiyixin”)	People’s Republic of China	100% owned by VIYI Ltd

Shanghai Weimu Technology Co., Ltd. (“Shanghai Weimu”)	People’s Republic of China	58% owned by Shenzhen Weiyixin

Hainan Weidong Technology Co., Ltd. (“Weidong”)	People’s Republic of China	100% owned by Shenzhen Yitian before January 11, 2021; 100% owned by Shenzhen Weiyixin after January 11, 2021

Shanghai Guoyu Information Technology Co., Ltd. (“Shanghai Guoyu”)	People’s Republic of China	99% owned by Weidong, 1% owned by SZ Weidong

Shenzhen Yitian Internet Technology Co., Ltd. (“Shenzhen Yitian”)	People’s Republic of China	100% owned by Beijing WiMi before December 24, 2020; VIE of Shenzhen Weiyixin starting on December 24, 2020; 100% owned by Shenzhen Weiyixin starting April 1, 2022

Shenzhen Qianhai Wangxin Technology Co., Ltd. (“Shenzhen Qianhai”)	People’s Republic of China	100% owned by Shenzhen Yitian

CDDI Capital Ltd (“CDDI”)	British Virgin Islands	100% owned by VIYI Ltd

VIWO AI Technology Inc. (“VIWO Cayman”)	Cayman Islands	55% owned by CDDI Capital Ltd

Viwo Technology Limited. (“Viwo Tech”)	Hong Kong	100% owned by VIWO Cayman

Shenzhen Viwotong Technology Co., Ltd. (“Viwotong Tech”)	People’s Republic of China	100% owned by Viwo Tech

Guangzhou Tapuyu Internet Technology Co., Ltd. (“Tapuyu”)	People’s Republic of China	100% owned by Viwotong Tech from December 1, 2021 to February 6, 2024; 100% owned by Beijing Viwotong from February 6, 2024 to November 21, 2024; 100% owned by BJ Weiyun after November 21, 2024

Beijing Younike Information Technology Co., Ltd. (“Younike”)	People’s Republic of China	100% owned by Viwotong Tech from January 1, 2023 to February 28, 2024; 100% owned by Beijing Viwotong from February 28, 2024 to November 11, 2024; 100% owned by BJ Weiyun after November 11, 2024

Shenzhen Weidong Technology Co., Ltd. (“SZ Weidong”)	People’s Republic of China	100% owned by Weidong

VIWO Technology (HK) Limited (VIWO HK)	Hong Kong	100% owned by VIWO Cayman

Beijing Viwotong Technology Co., Ltd.(“Beijing Viwotong”)	People’s Republic of China	100% owned by VIWO HK

Beijing Weiyunshikong Technology Co., Ltd. (“BJ Weiyun”)	People’s Republic of China	100% owned by Beijing Viwotong

Weiyiyuliang (Beijing) Science Technology Center (Limited Partnership) (“Weiyiyuliang”)	People’s Republic of China	50% owned by Shenzhen Weiyixin; 50% owned by WiMi WFOE

Beijing Yujie Scholarship Education Consulting Co., Ltd(“Beijing Yujie”)	People’s Republic of China	Disposed on May 31, 2025

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